UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 5/2/2014

CDI Corp.
(Exact name of registrant as specified in its charter)

Commission file number: 001-05519

Pennsylvania (State of incorporation)	23-2394430 (I.R.S. Employer Identification Number)

1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768 (Address of principal executive offices, including zip code)

(215) 569-2200 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

CDI Corp. (“CDI” or the “Company”) is filing this Current Report on Form 8-K to furnish certain unaudited reclassified summary segment financial information for the years ended December 31, 2013 and 2012 and for each of the quarters for the year ended December 31, 2013, to reflect the change in the Company’s reporting segments that were effective during the first quarter of 2014.

On December 30, 2013, the Company announced that it would undertake a corporate realignment during the first quarter of 2014 to organize its business efforts more clearly into engineering and staffing services, which is expected to improve operational effectiveness and further optimize the Company's cost structure. As a result of this realignment, certain support functions that were previously centrally managed under a matrix structure and subsequently allocated based on revenue to the reporting segments; including sales, business development, finance, legal, communications, human resources and information systems; have either been moved directly into the reporting segments or allocated to the reporting segments under an activity-based method that aligns with how the Company now manages and monitors performance of its businesses post-realignment. Effective during the first quarter of 2014, the Company reclassified these prior period operating expenses to conform to the way the Company currently internally manages and monitors reporting segment performance. This reclassification did not impact any previously reported segment revenues, segment gross profit, or consolidated results of operations.

Exhibit 99 of the Current Report on Form 8-K contains summary segment financial information to reflect reclassified historical results for changes in the composition of the Company’s reporting segments that were effective during the first quarter of 2014. This summary segment financial information is unaudited and subject to adjustment in future public filings by the Company.

The information furnished pursuant to Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99
Unaudited reclassified summary segment financial information for CDI Corp. and its subsidiaries for the fiscal years ended December 31, 2013 and 2012 and each of the quarters for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CDI Corp. (Registrant)
Date:	May 2, 2014	By:	/s/ Robert M. Larney
Robert M. Larney
Interim President and Chief Executive Officer